Exhibit 99



                                      Ford

NEWS

Contact:  Media:            Investment Community:    Shareholder Inquiries:    Media Information Center:
          ------            --------------------     ----------------------    -------------------------
          Glenn Ray         Raj Modi (Equity)        1.800.555.5259 or         1.800.665.1515 or
          1.313.594.4410    1.313.323.8221           1.313.845.8540            1.313.621.0504
          gray2@ford.com    fordir@ford.com          stockinf@ford.com         media@ford.com

                            Rob Moeller (Fixed Income)
                            1.313. 621.0881
                            rmoeller@ford.com

FOR IMMEDIATE RELEASE
---------------------

FORD, VISTEON SIGN MEMORANDUM OF UNDERSTANDING
FOR NEW BUSINESS ARRANGEMENT

8:30 a.m. Conference Call Scheduled to Cover Agreement Specifics

--------------------------------------------------------------------------------
o Represents the next logical step in Ford's business plan by creating opportunities for production material cost savings that are expected to result in annual savings of $600 million to $700 million by the end of the decade.
o Protects Ford's supply of parts and components as 24 Visteon plants and facilities transfer to a Ford-managed entity.
o Allows Ford to diversify its supply base, improving its ability to benefit from competitively-priced and high-quality parts, systems, and technologies.
o Expected to result in special charges in the range of $450 million to $650 million in 2005; $300 to $500 million in 2005-2009 related to buy-outs for hourly workers.
--------------------------------------------------------------------------------


DEARBORN, Mich., May 25, 2005 - Ford Motor Company announced today it has signed a Memorandum of Understanding (MOU) with its largest supplier, Visteon Corp., that protects the Company's supply of critical parts and components, creates opportunities for production material cost savings, and improves its ability to benefit from competitively-priced and high-quality parts, systems and technologies.





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

                                       2

The MOU proposes the transfer of 24 Visteon plants and facilities in the U.S. and Mexico and associated assets to a new, temporary business entity to be managed by Ford. Over time, Ford would prepare most of these transferred Visteon operations for sale to companies with the expertise and capital to supply Ford with parts, systems and technologies that are competitive in price and quality. In addition, once the transaction is closed, the agreement provides Ford with warrants to purchase up to 25 million shares of Visteon Corp. common stock at $6.90 per share, and continued annual price reductions from Visteon through 2008.

"This agreement brings us closer to a true 'arms length' relationship with our largest supplier," said Don Leclair, Ford's chief financial officer and executive vice president. "We've accomplished this while also creating opportunities to accelerate the improvement of our business results. Over time, this agreement will allow us to diversify our supply base and enhance our access to parts, systems and technologies that are competitive in price and quality. With the United Auto Workers' continued support, many of these Visteon operations will have the opportunity to prosper under new ownership."

The MOU with Visteon is subject to customary approvals and conditions, ratification by Ford-UAW hourly employees that would be affected by the proposed agreement, and negotiation by Ford and Visteon of a definitive agreement, which the parties are working to complete in the third quarter. The transaction is expected to be closed by September 30.

Business Entity Details
-----------------------
At the transaction's closing, 24 Visteon plants and facilities in the U.S. and Mexico will transfer to a Ford-managed business entity. The entity's operations, assets and liabilities will be reflected in Ford's consolidated financial results and balance sheet.

In keeping with its temporary status, the new business entity will not have its own employees. It will lease salaried employees from Visteon, and all hourly UAW-Ford employees currently working in Visteon facilities. In addition, Ford is expected to implement over time buy-outs for about 5,000 Ford-UAW hourly employees.




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

                                       3

Leading the new business entity as chief executive officer will be Frank E. Macher, a 35-year veteran of the automotive industry who most recently served as CEO and chairman of Federal-Mogul Corp., and previously as president and CEO of the former ITT Automotive, an $8 billion global automotive supplier. He will report to Greg Smith, Ford's executive vice president and president, The Americas. Macher's career experience includes 30 years with Ford, including as vice president and general manager of the Company's Automotive Components Division, the predecessor to the current Visteon Corp. Also, Al Ver, Ford's current vice president of Advanced and Manufacturing Engineering, has been appointed the new business entity's president and chief operating officer. He will report to Macher. Ver has 37 years of industry experience, including 33 years with Ford that includes significant experience with Manufacturing operations, as well as engineering expertise in automotive components, powertrain and vehicle assembly.

"Frank's unique leadership experience in our industry from both the manufacturer and supplier perspectives makes him the right person to lead this operation," said Smith. "Al will be focused on driving change in the areas of quality, cost and delivery. Together, Frank and Al will make a formidable team."

Other MOU Details:
------------------
Other significant terms of the MOU that would be part of the definitive agreement include:

o Forgiveness by Ford of Visteon's remaining Ford-UAW OPEB obligation and a portion of Visteon's salaried OPEB obligation for former Ford employees and retirees, totaling about $800 million (of which $600 million was reserved in 2004).
o Payment by Ford to Visteon of up to $550 million to assist Visteon's restructuring expenses.
o Extension by Ford to Visteon of a $250 million secured loan, the proceeds of which would be used by Visteon to repay debt maturing on August 1, 2005. The loan from Ford would be repaid by Visteon upon closing of the transaction.
o Provision by Visteon of certain services (e.g., information technology, accounting, etc.) to facilitate the operation of the new business entity.
o Payment by Ford of $300 million for the inventory included in the transferred operations.



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                                       4

o    Assumption  by  Ford  or  the  Ford-managed   business  entity  of  certain
     liabilities associated with the business including environmental and employee-related accrued liabilities for the Ford-UAW hourly employees assigned to work at Visteon. Other than these liabilities and the OPEB obligation mentioned above, the MOU does not contemplate that Ford or the new entity will take on other liabilities of the transferred businesses. However, it is expected that the Ford-managed business entity would take over the future performance under purchase and supply contracts associated with the transferred businesses.
o Acceleration of payment terms through 2006 for payments due from Ford to Visteon for components purchased by Ford for its U.S. facilities, with a gradual increase over time to normal payment terms by 2009.
o Funding by Ford of certain capital expenditures associated with Visteon's Saline, Sheldon Road, Sandusky and Utica Plants effective with capital expenditures incurred or committed by Visteon beginning May 1, 2005. This funding is on the same terms as the funding previously agreed and announced by Ford and Visteon in March for other Visteon plants and will continue until closing of the transactions contemplated by the MOU.

Financial Impact:
-----------------
The agreement is expected to result in special charges ranging from $450 million to $650 million in 2005. In addition, there will be an estimated $300 million to $500 million in special charges in 2005-to-2009 related to the buy-outs for hourly workers. The new business arrangement also is expected to result in significant material cost savings in the range of $600 million to $700 million per year by the end of the decade; however, operating losses of about $125 million in the fourth quarter of 2005, and annual operating losses of $200 million to $300 million in 2006 are expected in addition to the special charges.


Conference Call Scheduled
-------------------------
The investment community and news media can hear Ford Chief Financial Officer and Executive Vice President Don Leclair discuss today's announcement in a conference call beginning at 8:30 a.m. ET, May 25.



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

                                       5

The conference call may also be heard as an audio webcast at www.shareholder.ford.com. Representatives of the investment community and news media participating by teleconference will have the opportunity to ask questions following the presentations.



Conference Call Access Information
----------------------------------
May 25 at 8:30 a.m. ET
www.shareholder.ford.com
Toll Free:                  1-800-659-1942
International:              1-617-614-2710
Passcode:                   "Ford Call"

Replays
-------
Available through June 1
www.shareholder.ford.com
Toll Free:                  1-888-286-8010
International:              1-617-801-6888
Passcode:                   56389576



* Plants and Facilities Transferring to Ford-Managed Business Entity
--------------------------------------------------------------------

Visteon operations and assets to be transferred to the new Ford-managed business entity (In alphabetical order by location):

-----------------------------  -----------------------------  -----------------------------
      Plant/Facility                     Location                       Operation
-----------------------------  -----------------------------  -----------------------------
Bellevue                       Bellevue, OH                   Service Parts
-----------------------------  -----------------------------  -----------------------------
Chesterfield                   Chesterfield, MI               Interior
-----------------------------  -----------------------------  -----------------------------
Autovidrio                     Chihuahua, Mexico              Glass
-----------------------------  -----------------------------  -----------------------------
El Jarudo                      Chihuahua, Mexico              Powertrain
-----------------------------  -----------------------------  -----------------------------
Commerce Park South            Dearborn, MI                   Administrative/Support
-----------------------------  -----------------------------  -----------------------------
Glass Labs                     Dearborn, MI                   Glass
-----------------------------  -----------------------------  -----------------------------
Product Assurance Center       Dearborn, MI                   Engineering
-----------------------------  -----------------------------  -----------------------------
Visteon Technical Center       Dearborn, MI                   Engineering/Support
-----------------------------  -----------------------------  -----------------------------
Indianapolis                   Indianapolis, IN               Chassis
-----------------------------  -----------------------------  -----------------------------
Kansas City VRAP*              Kansas City, MO                Interior
-----------------------------  -----------------------------  -----------------------------




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

                                       6

-----------------------------  -----------------------------  -----------------------------
Carlite Automotive             Lebanon, TN                    Glass
-----------------------------  -----------------------------  -----------------------------
Milan                          Milan, MI                      Powertrain
-----------------------------  -----------------------------  -----------------------------
Monroe                         Monroe, MI                     Chassis
-----------------------------  -----------------------------  -----------------------------
Nashville                      Nashville, TN                  Glass
-----------------------------  -----------------------------  -----------------------------
Lamosa                         Nuevo Laredo, Mexico           Chassis/Powertrain
-----------------------------  -----------------------------  -----------------------------
VitroFlex                      Nuevo Leon, Mexico             Glass
-----------------------------  -----------------------------  -----------------------------
Sheldon Road                   Plymouth, MI                   Climate Control
-----------------------------  -----------------------------  -----------------------------
Saline                         Saline, MI                     Interior
-----------------------------  -----------------------------  -----------------------------
Sandusky                       Sandusky, OH                   Powertrain/Lighting
-----------------------------  -----------------------------  -----------------------------
Sterling                       Sterling Heights, MI           Chassis
-----------------------------  -----------------------------  -----------------------------
Tulsa                          Tulsa, OK                      Glass
-----------------------------  -----------------------------  -----------------------------
Utica                          Utica, MI                      Interior/Exterior
-----------------------------  -----------------------------  -----------------------------
Rawsonville                    Ypsilanti, MI                  Powertrain
-----------------------------  -----------------------------  -----------------------------
Ypsilanti                      Ypsilanti, MI                  Powertrain
-----------------------------  -----------------------------  -----------------------------
*VRAP: Visteon Regional Assembly Plant

          ------------------------------------------------------------


Ford Motor Company, a global automotive industry leader based in Dearborn, Michigan, manufactures and distributes automobiles in 200 markets across six continents. With more than 324,000 employees worldwide, the Company's core and affiliated automotive brands include Aston Martin, Ford, Jaguar, Land Rover, Lincoln, Mazda, Mercury and Volvo. Its automotive-related services include Ford Motor Credit Company and The Hertz Corporation.

                                    - # # # -

SAFE HARBOR
Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

     o Failure of the UAW to ratify agreements allowing transfer of businesses and other matters.
     o Anticipated buyouts of UAW-represented hourly employees may not occur as timely as planned.
     o The sale or transfer of the entity businesses to other suppliers does not occur, takes longer than anticipated, or cannot be achieved without terms that are more onerous than assumed.
     o During the period prior to the sale or transfer of the entity businesses, operational difficulties may occur in those businesses due to labor strife, change in management, or other reasons that could result in the interruption of the supply, or deterioration in the quality, of the components provided by those businesses.
     o Competitive pricing from purchasers of the entity businesses may not yield expected cost savings because operational efficiencies may not be realized, production volumes may be lower than anticipated or other reasons.


                                       ***



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